UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 21, 2013

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-28000	58-2213805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100 Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code): 770-779-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2013, the Compensation Committee of the Board of Directors of PRGX Global, Inc. (the “Company”) established the material terms for the 2013 short term incentive plan (also known as its performance bonus plan) (the “STI Plan”) in which the Company’s principal executive officer, principal financial officer and its other named executive officers will participate. The material terms of the 2013 STI Plan are as follows:

•	The overall bonus pool under the 2013 STI Plan will be established based on the Company’s level of achievement of adjusted EBITDA for 2013, as determined by the Compensation Committee.

•

The target and maximum bonus amounts for each named executive officer under the 2013 STI Plan are established in accordance with the officer’s current employment arrangement. The target and maximum bonus amounts for each named executive officer are 50% and 100% of the officer’s base salary, respectively, except for the Chief Executive Officer whose target and maximum bonus amounts are 100% and 200% of his base salary, respectively.

•

Actual bonus payments to named executive officers under the 2013 bonus plan will be based (a) on the size of the overall bonus pool established as described above, (b) for the Company’s CEO and all named executive officers other than the Company’s Senior Vice President – Client Services – Americas, 20% on the Company’s 2013 revenue performance and 80% on the Company’s 2013 adjusted EBITDA performance, and (c) for the Company’s Senior Vice President – Client Services – Americas, 25% on the Recovery Audit-Americas 2013 revenue performance, 25% on the Recovery Audit-Americas 2013 adjusted EBITDA performance, 25% on 2013 Profit Optimization revenue performance, and 25% on 2013 Profit Optimization adjusted EBITDA performance.

•

The portion of each named executive officer’s bonus that is based on 2013 revenue performance of the Company or one or more of its service lines will not be paid if a certain minimum (threshold) level of 2013 revenue for the Company or such service line(s), as applicable, (established by the Compensation Committee) is not achieved. Similarly, the portion of each named executive officer’s bonus that is based on 2013 adjusted EBITDA performance of the Company or one or more of its service lines will not be paid if a certain minimum (threshold) level of 2013 adjusted EBITDA for the Company or such service line(s), as applicable, (established by the Compensation Committee) is not achieved.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and General Counsel

Dated: February 27, 2013